                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               October 15, 1996


                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

    New Jersey                     1-1-432                     22-2429994
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(State or other                (Commission                  (IRS Employer
 jurisdiction of               File Number)                 Identification
incorporation)                                              Number)

                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Address of principal executive offices, including zip code)



      Registrant's telephone number, including area code:   908-389-1182


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724

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         (Former name or former address, if changed from last report)
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                                     - 2 -


        Item 5.   Other Events
                  ------------

                  Roberts Pharmaceutical Corporation announced today that it has agreed in principle to acquire a fully-equipped pharmaceutical manufacturing facility from Searle Canada, a unit of Monsanto Canada Inc. Finalization of the purchase is expected in early 1997.

        The 100,852 square foot facility located in Oakville, Ontario is approved by both the U.S. Food and Drug Administration and the Health Protection Branch of Canada. In addition to manufacturing and packaging, the Oakville facility includes laboratory (QC/QA), warehouse, and administrative space.

        The transfer of product manufacturing from third-party manufacturers to its own production facility is a natural evolution in Roberts growth and should, in time, result in substantial cost savings through reduced cost of goods, lower levels of inventory, and the integration of Roberts Pharmaceutical Canada from its leased space in Mississauga, Ontario to the Oakville site.

        Upon finalizing the purchase, Searle has agreed in principle to lease back space for a time. Searle has also agreed in principle to have Roberts fulfill certain of Searle's product packaging requirements which are currently being met by the Oakville facility. Contract manufacturing by Roberts of other Searle products may be negotiated prior to the transfer of the plant's ownership. In addition, Roberts may consider contract manufacturing for other pharmaceutical companies. Also, Roberts will examine the possibility of cost savings that may arise from the potential consolidation of its distribution channels for finished goods into the Oakville site.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                   (Registrant)



Date:  October 17, 1996                 By:   /s/ Anthony A. Rascio
                                           -------------------------------
                                           Anthony A. Rascio
                                           Vice President